UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2016

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information contained in Item 5.07 is incorporated by reference into this Item 5.02.
Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 16, 2016, The LGL Group, Inc. (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting").
The following matters were submitted to a vote of the Company's stockholders at the Annual Meeting: (i) the election of eight directors to serve until the Company's 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the adoption and approval of the Amended and Restated 2011 Incentive Plan; (iii) the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iv) a non-binding advisory resolution to approve the compensation of the Company's named executive officers. The four proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016 (the "Definitive Proxy Statement").
Each of the matters submitted to a vote of the Company's stockholders at the Annual Meeting was approved by the requisite vote of the Company's stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Withheld	Broker Non-Votes
Michael J. Ferrantino, Sr.	1,256,574	2,047	1,198,360
Timothy Foufas	1,207,645	50,976	1,198,360
Marc Gabelli	1,256,674	1,947	1,198,360
Donald H. Hunter	1,208,645	49,976	1,198,360
Manjit Kalha	1,253,674	4,947	1,198,360
Frederic V. Salerno, Jr.	1,256,974	1,647	1,198,360
Hendi Susanto	1,255,874	2,747	1,198,360
Antonio Visconti	1,208,645	49,976	1,198,360

As noted in the Company's Definitive Proxy Statement, Patrick J. Guarino, who had served as a director since 2006, did not stand for re-election at the Annual Meeting. Mr. Guarino's decision not to stand for re-election was due to personal reasons and not a result of any disagreement with the Company or its board of directors on any matter relating to the Company's operations, policies or practices.

The Company's stockholders approved the Company's Amended and Restated 2011 Incentive Plan (the "Amended 2011 Plan") to, among other things, (i) increase the number of shares of the Company's common stock available for issuance under the Amended 2011 Plan by an additional 250,000 shares, to a total of 750,000 shares, and (ii) increase the annual limitation on the amount of awards that may be made to any individual by 75,000 shares of common stock, to a total of 125,000 shares. A summary of the material terms of the Amended 2011 Plan is set forth in the Company's Definitive Proxy Statement. That summary is qualified in its entirety by reference to the text of the Amended 2011 Plan, which is included as Annex A to the Definitive Proxy Statement and is incorporated herein by reference.

Proposal	For	Against	Abstain	Broker Non-Votes
Adoption and Approval of the Amended and Restated 2011 Incentive Plan	1,000,563	254,729	3,329	1,198,360

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016	2,454,254	1,548	1,179	−

Proposal	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve the compensation of the Company's named executive officers	1,095,821	158,771	4,029	1,198,360

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
10.1
Amended and Restated 2011 Incentive Plan (incorporated by reference to Annex A of the Company's Definitive Proxy Statement with respect to the Company's 2016 Annual Meeting of Stockholders, filed on April 29, 2016).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2016	THE LGL GROUP, INC.

	By:	/s/ Patti A. Smith
		Name:	Patti A. Smith
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1
Amended and Restated 2011 Incentive Plan (incorporated by reference to Annex A of the Company's Definitive Proxy Statement with respect to the Company's 2016 Annual Meeting of Stockholders, filed on April 29, 2016).